SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report              May 15, 1996



                  HOUSEHOLD CREDIT CARD TRUST 1991-1
        (Exact name of registrant as specified in Department of
           the Treasury, Internal Revenue Service Form SS-4)



                     HOUSEHOLD FINANCE CORPORATION
                        (Servicer of the Trust)
            (Exact name as specified in Servicer's charter)


      Delaware                    0-20158           Not Applicable
(State or other juris-    (Commission File Number)   (IRS Employer
diction of incorpora-                                Identification
tion of Master Servicer)                             Number of
                                                     Registrant)


  2700 Sanders Road, Prospect Heights, Illinois          60070
(Address of principal executive offices of             (Zip Code)
            Master Servicer)


Servicer's telephone number, including area code 847/564-5000


                                   Exhibit Index appears on page 3

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits

          99 Statement to Certificateholders with respect to the distribution on May 15, 1996 provided under Section
               5.02 of the Pooling and Servicing Agreement dated as of September 1, 1991 among Household Receivables Funding Corporation, as Seller, Household Finance Corporation, as Servicer, and The Bank of New York, as Trustee, with respect to Class A and Class B Credit Card Participation Certificates.



                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Class A and Class B Credit Card Participation
Certificates by the undersigned hereunto duly authorized.


                            HOUSEHOLD FINANCE CORPORATION,
                         as Servicer of and on behalf of the

                         HOUSEHOLD CREDIT CARD TRUST 1991-1
                                    (Registrant)


                         By:  /s/ J. W. Blenke
                              J. W. Blenke
                              Authorized Representative


Dated:  May 20, 1996



                          EXHIBIT INDEX


Exhibit
Number    Exhibit                                           Page

                                                              4
  99 Statement to Certificateholders with respect to the distribution on May 15, 1996 provided under
          Section 5.02 of the Pooling and Servicing
          Agreement dated as of September 1, 1991 among Household Receivables Funding Corporation, as
          Seller, Household Finance Corporation, as
          Servicer, and The Bank of New York, as Trustee, with respect to Class A and Class B Credit Card Participation Certificates.




U:\HFS088\8K
CARD91-1.8K

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